EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No.1 to Quarterly Report on Form 10-Q/A of America Great Health (the “Company”) for the period ending March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mike Wang, President and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 10, 2022	By:	/s/ Mike Wang
Mike Wang
President, Chief Executive Officer and Chief Financial Officer